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Exhibit 10.23

FI No. 22.349
Agora No. 1997 1040

STENDAL CELLULOSE PROJECT

Agreement on the Implementation of the Project

between the

European Investment Bank

and

Stellstoff Stendal GmbH

(Translator thinks Stellstoff is misprint)

Luxemburg, December 12, 2003
Arneburg, December 11, 2003

European
Investment Bank

E U R O P E A N    I N V E S T M E N T    B A N K

FI No. 22.349

STENDAL CELLULOSE PROJECT

Agreement on the Implementation of the Project

between the

European Investment Bank

and

Zellstoff Stendal GmbH

(Stendal Cellulose Co. Ltd.)

Luxemburg, December 12, 2003
Arneburg, December 11, 2003

THE UNDERSIGNED,

the European Investment Bank, with Head Office
in Luxemburg, Grand Duchy of Luxemburg,
represented by Mr. J. Link, Director, and
Dr. G. Hütz, Department Head,

hereinafter referred to as "BANK", on the one hand

and

the Zellstoff Stendal GmbH, a company with limited liability under German Law, with Head Office in Arneburg, which is registered in the Commercial Registry under number HRB 2446, represented by the jointly authorized business managers Wolfram Ridder and Ulf Johansson, hereinafter referred to as "END BORROWER" on the other hand

TAKING INTO CONSIDERATION:

1.
That the END BORROWER intends to construct and operate a cellulose mill out in the open country (hereinafter referred to as "PROJECT"), in which will be given priority to the use of domestic softwood to produce Northern Bleached Softwood Kraft, and which is technically described in Appendix A of this contract;

2.
That 63.58% of the company shares of the END BORROWER are indirectly owned by Mercer International Inc., and 29.42% of the company shares are directly owned by RWE Industrie — Lösungen GmbH (RWE Industrial Solutions Co. Ltd.), and around 7% are directly owned by Fahr Beteiligungen GmbH (Fahr Participations Co. Ltd.);

3.
That the BANK, for financing purposes of the PROJECT, concluded on December 9, 2003 a financing agreement, hereinafter referred to as "FINANCING AGREEMENT" with the Norddeutschen Landesbank (North German State Bank), Girozentrale, in the amount equivalent to 250,000,000 Euros.

4.
That the Bank intends, for additional financing of the PROJECT, to make one or more financing agreements, hereinafter referred to as "FINANCING AGREEMENTS" with the Norddeutschen Landesbank, Girozentrale, or with another acceptable credit institution, up to an amount of 245,000,000 Euros;

5.
That the BANK estimates the costs of the project to be around 958,000,000 Euros (hereinafter referred to as "construction costs");

6.
That this agreement for the carrying out of the PROJECT will be used for all other FINANCING AGREEMENTS of the PROJECT,

                                                                                 THE FOLLOWING IS AGREED UPON:

ARTICLE 1

Carrying out and bringing into service of the PROJECT

        The END BORROWER will construct the PROJECT according to the technical description as indicated in Appendix A.

ARTICLE 2

Exceeding the cost of the PROJECT

        The END BORROWER shall, if the construction costs of the PROJECT exceed the projected estimates, take the appropriate measures whereby the excess costs will be covered without the assistance of the BANK and that the PROJECT will be completed as per technical description indicated in Appendix A.

ARTICLE 3

Maintenance

        The END BORROWER will, in the framework of the PROJECT, maintain the buildings and equipment in a business-like manner and capacity and renovate them, as the case may be.

ARTICLE 4

Contract allocations for labour, supplies and services; environmental regulations

        The END BORROWER will, when allocating contracts for labour, supplies and services needed for the construction of the PROJECT, as much as possible and within reason, invite competing international bids, which should at least be extended to all the states which have signed the agreements of the European Economic Union. The END BORROWER, as far as the PROJECT is concerned, will follow the related guidelines of the Council of the European Union.

        As per Point A.1.2 of the Appendix A, the END BORROWER will for all components of the PROJECT, in accordance with the national and European environmental legislations, have an environmental study undertaken, including the identification of the necessary corrective measures. The END BORROWER will adhere to the environmental regulations applicable to the PROJECT.

ARTICLE 5

Insurance

        During the entire period of the loan issued as per financing agreement, the END BORROWER will take out and maintain an insurance policy for the appropriate mounts covering the PROJECT, its buildings and equipment, in the manner that is usual in the German Federal Republic

ARTICLE 6

Proceeding with the PROJECT

        The END BORROWER will, for the entire period of the loan, remain the owner the property and assets of the PROJECT, in conformity with the original plans as outlined in Appendix A, that is to which the BANK has given its written permission.

        The BANK may refuse to give its permission when the financing capability of the PROJECT by the BANK is not possible anymore, as per Article 267 of the criteria determined by the EG Agreement.

ARTICLE 7

Information and supervision

7.01    Information concerning the PROJECT

        The END BORROWER

  a)
  will send to the BANK, during the period of the loan as per FINANCING AGREEMENT, quarterly reports on March 13, June 30, September 30, and December 31, the first quarterly report to be sent on March 31, 2004, and, until the PROJECT is completed, a detailed report on the development of the construction, an overview in table format of the incurred costs of the parts of the PROJECT built during the preceding year, as well as a report on the projected conclusion of the construction; the END BORROWER will also provide the BANK with all the documents and will supply answers to all reasonable requests concerning the financing, the construction and the operations of the PROJECT;

  b)
  will immediately inform the BANK during the period of the loan as per FINANCING AGREEMENT, as soon as a sale or disposal is intended of essential installations, purchased equipment or similar valuable assets;

  c)
  will immediately request from the BANK, during the period of the loan as per FINANCING AGREEMENT, the approval for each substantial change in the overall plan, of the use as well as the time frame and/or work which involve the financing of the PROJECT;

  d)
  will immediately inform the BANK during the period of the loan as per FINANCING AGREEMENT, concerning the outcome and results of governmental approval procedures (for example building permits), including possible administrative procedures or Court procedures which may influence considerably the construction and operations of the PROJECT;

  e)
  will keep, during the period of the loan as per FINANCING AGREEMENT, any and all statements as per Point A.1.2. of Appendix A concerning the making of an environmental study (as per Article 4 of thsi Agreement), and will make it available to the BANK at its request;

  f)
  will inform the BANK during the period of the loan as per FINANCING

  g)
  AGREEMENT of all facts and events which may considerably influence or change the conditions for the development and operations of the PROJECT.

7.02    Information concerning the END BORROWER

        The END BORROWER

  a)
  will transmit to the BANK during the period of the loan as per FINANCING AGREEMENT, every year, within a month of the publication of the annual financial statements of the END BORROWER, and will explain to the BANK any reasonable requests concerning the general financial conditions of the END BORROWER;

  b)
  will immediately inform the BANK during the period of the loan as per FINANCING AGREEMENT of any important changes in its statutes or other regulations and of changes in its company structure;

  c)
  will adopt an accounting system during the period of the loan as per FINANCING AGREEMENT which will clearly indicate the business activities concerning the financing and execution of the PROJECT;

  d)
  will inform the BANK during the period of the loan as per FINANCING AGREEMENT of all the facts and events which in general may affect the performance concerning the obligations arising from this agreement.

ARTICLE 8

Inspections

        The END BORROWER will permit and facilitate inspections by persons appointed by the BANK, to view the places, buildings, equipment installations and works, as well as after having made arrangements, to make examinations which the BANK may require within reason.

ARTICLE 9

Law, Place of Performance, Place of Jurisdiction

9.01    Applicable Law

        The legal relationships between the Parties of the Agreement as well as the creation and validity are based on the Laws of the German Federal Republic.

9.02    Place of Performance

        The Place of Performance of this Agreement is the Head Office of the BANK.

9.03    Place of Jurisdiction

        For the settling of disputes arising from this contract, the place of jurisdiction is Stendal.

ARTICLE 10

Final Regulations

10.01    Addresses

  To be legal, all the correspondence and statements relating to this Agreement between the Parties must be addressed to:

— To the BANK:	100 Boulevard Konrad Adenauer L-2950 Luxemburg Grand Duchy of Luxemburg

— To the END BORROWER:	Niedergörner Damm 1 39596 Arneburg German Federal Republic

  Any change to the above becomes legal only after the other Party has been advised of the change.

10.02    Format of the Communications

        Statements and communications which are related to a dispute or which have time limits or through which the receiving Parties is given a deadline, must be made by registered mail or by telegram, each with a return slip, or by telex. Decisive for the meeting of a deadline is the date of the cancellation of the stamp or any other making on the return slip, which is the point in time of the transfer of the mail to the receiving Party.

10.03    Appendix

  The Preamble and the Appendix A (description of the PROJECT) form part of this Agreement.

Accordingly agreed upon and the three originals in the German language signed.

This Agreement has been initialled on behalf of the END BORROWER by Mr. W. Ridder, Business Manager, and on behalf of the BANK by Mr. M. Vatter of the Legal Department.

Luxemburg, December 12, 2003
Arneburg, December 11, 2003

EUROPEAN INVESTMENT BANK		ZELLSTOFF STENDAL GMBH

Signature not legible	Signature not legible	Signature not legible	Signature not legible
J. Lind	Dr. G. Hütz	W. Ridder	U. Johansson

For: Johansson Signature:

B. Egelkraut

Appendix A

TECHNICAL DESCRIPTION

A.1.    TECHNICAL DESCRIPTION

1.
Object

  The Project concerns the construction and the operation of a cellulose plant out in the open countryside (552,000 tons per annum). This mill will be given priority to the use of domestic softwood to produce Northern Bleached Softwood Kraft. This plant will produce practically bleach-free and totally bleach-free qualities, based on the best available environment-friendly technologies. This Project also includes the founding and operation of a wood delivery business and a logistics company.

  The location of the factory (on a land area of 80 ha) will be in a recently developed industrial park in Arneburg (State of Saxony-Anhalt), 17 km northeast of Stendal, 100 km west of Berlin, and lose to the Elbe river.

2.
Detailed Description (Translator does not know the meaning of most abbreviations or acronyms following hereunder)

•
Planned capacity of the cellulose plant

•
Daily production capacity: 1,700 ADMT daily

•
Annual capacity: 552,000 ADTM

•
Capacity of the production lines

  The Project consists of the following:

  Wood processing

  •
  Bark stripping and size reduction: 600 m3 sub/hour
  •
  Sorting of shavings and transportation installations: 1,200 m3 / hour

  Fibre line

  •
  Boiled cellulose: 1,852 ADMT / day, 8 boilers, each 400 m3, Superbatch

  •
  O2-lignin removal: 1,752 ADMT / day

  •
  Bleached cellulose: 1,708 ADMT / day
  •
  Drying installation: 1,800 ADMT / day

  Recovery installation

  •
  Steam installation: 670 tons of water per hour.

  •
  Recovery boiler: 3,250 tons DS / day with minor output of Nox, 84 bar.

  •
  Caustication: 8,000 m3WL / day

  •
  Lime oven: 600 tons CaO / day

  Energy production

  •
  Steam boiler: 90 / 120 / ton / hour

  •
  Turbogenerator: 95 MW

  Chemicals

  •
  Chlorine dioxide: 15 tons ClO2 / day

  •
  Oxygen installation: 95 tons / day

  •
  White alkaline solution: 80 tons / day

  Water treatment, Industrial effluent treatment

  •
  Water treatment: 60,000 m3 / day

  •
  Industrial effluent treatment: 48,575 m3 / day

  The equipment meets the BAT requirements (Best Available Technology) 2000 update. The Project includes the required infrastructure such as roads, railway siding and supply lines, in so far as they are located on the land of the mill.

3.
Development time schedule

  Construction started at the end of August 2002. The installation of the equipment is projected for the middle of 2004, and the starting-up will follow immediately thereafter. The inspection and approval are projected to be completed by the end of 2004.

A.2    CONTENTS OF THE PROJECT INFORMATION AND MAILING PROCEDURES
          TO THE BANK

  1.
  Mailing of information: Name of the appropriate person

    Mr. Wolfram Ridder, Manager, Zellstoff Stendal GmbH

  2.
  Information Reports on the Project development

    Quarterly reports on the construction.

  3.
  Information regarding the completion of the work

    Projected for the end of 2004.

European Investment Bank

Luxemburg, December 12, 2003	JU/SB/ag/2834

Zellstoff Stendal GmbH
Niedergörner Damm 1
39596 Arneburg

Re: Zellstoff Stendal Project

Implementation of the Project Agreement between the European Investment bank ("EIB") and the Zellsoff Stendal GmbH ("End Borrower"), dated December 11 / 12, 2003

Gentlemen, Mesdames,

Referring to Article 4 Paragraph 1, we confirm to you that the information provided to us by the End Borrower concerning the construction of the Zellstofffabrik Stendal satisfies in principle the requirements of the EIB.

Concerning Article 4 Paragraph 2 Sentence 2, the EIB states that this qualification only relates to the environmental regulations applicable to the Project. The End Borrower explains that minor infractions of the environmental regulations can happen to any Project of this size.

With regards to Article 6, we can communicate to you that, in principle, the transfer of safeguards of the installations belonging to the Project to the financing Bank does not conflict with the contractual obligations as per Article 6.

As far as Article 7.01 a) is concerned, the End Borrower and the Bank mutually agree that the End Borrower will make available to the Bank information concerning the progress of the construction and about the wood treatment (a.o. indication of quantities, certification, average prices F.O.B. factory, marketing organization, market performance), as well as environmental aspects of the forestry use. Should the construction progress reports with regards to the wood deliveries (a.o. certification and average price F.O.B. at factory), market performance and marketing organization be deemed insufficient by the Bank, the End Borrower will provide, on a confidential basis and during the period of the loan, additional information to the Bank.

Yours truly,

EUROPEAN INVESTMENT BANK

Signature not legible J. Link	Signature not legible Dr. G. Hütz

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ARTICLE 1 Carrying out and bringing into service of the PROJECT
ARTICLE 2 Exceeding the cost of the PROJECT
ARTICLE 3 Maintenance
ARTICLE 4 Contract allocations for labour, supplies and services; environmental regulations
ARTICLE 5 Insurance
ARTICLE 6 Proceeding with the PROJECT
ARTICLE 7 Information and supervision
ARTICLE 8 Inspections
ARTICLE 9 Law, Place of Performance, Place of Jurisdiction
ARTICLE 10 Final Regulations
TECHNICAL DESCRIPTION